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Commission File No.: 000-23649

The following is a series of slides presented by Sir Robin Saxby, Chairman of ARM Holdings plc (“ARM”), and Warren East, Chief Executive Officer of ARM, to certain stockholders of Artisan Components, Inc. (“Artisan”) on October 20, 2004. Sir Saxby and Mr. East were introduced by Lucio Lanza, Chairman of Artisan.

The Evolution of the Digital World ARM update for Artisan Shareholders

Sir Robin Saxby - Chairman Warren East - CEO

Important Information for Investors & Shareholders

ARM and Artisan have filed a registration statement on Form F-4 that contains a preliminary proxy statement/prospectus with the SEC in connection with the proposed transaction. The final prospectus/proxy statement will be mailed to the stockholders of Artisan. ARM and Artisan urge investors and security holders to read the proxy statement/prospectus and any other relevant documents filed with the SEC because they will contain important information. Investors and security holders will be able to obtain these documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, documents filed with the SEC by ARM are available free of charge by contacting ARM Holdings plc Investor Relations, 110 Fulbourn Road, Cambridge, UK, CB1 9NJ, +44 (0)1223 400400, and on ARM’s web site at www.arm.com; documents filed with the SEC by Artisan are available free of charge by contacting Artisan Components, Inc. Investor Relations, 141 Caspian Court, Sunnyvale, California, 94089, (408) 734-5600, on Artisan’s web site at www.artisan.com or on the SEC’s web site at www.sec.gov. Documents on ARM’s and Artisan’s web sites are not a part of this communication.

ARM and ARM’s directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Artisan in connection with the transaction. A description of the interests of directors and executive officers of ARM is set forth in its Annual Report on Form 20-F for the year ended December 31, 2003, which was filed with the SEC. Investors and security holders can obtain additional information regarding the direct and indirect interests of ARM’s directors and executive officers in the transaction by reading the proxy statement/prospectus when it becomes available.

Artisan and Artisan’s directors and executive officers may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the transaction. A description of the interests of directors and executive officers of Artisan is set forth in the proxy statement for Artisan’s 2003 annual meeting of stockholders, which was filed with the SEC on January 27, 2004. Investors and security holders can obtain additional information regarding the direct and indirect interests of Artisan’s directors and executive officers in the transaction by reading the proxy statement/prospectus when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements

This document contains certain forward-looking statements about ARM and Artisan. When used in this document, the words “anticipates”, “may”, “can”, “believes”, “expects”, “projects”, “intends”, “likely”, similar expressions and any other statements that are not historical facts, in each case as they relate to ARM, Artisan, the management of either such company or the transaction are intended to identify those assertions as forward-looking statements. In making any such statements, the person making them believes that its expectations are based on reasonable assumptions. However, any such statement may be influenced by factors that could cause actual outcomes and results to be materially different from those projected or anticipated. These forward-looking statements are subject to numerous risks and uncertainties. There are various important factors that could cause actual results to differ materially from those in any such forward-looking statements, many of which are beyond the control of ARM and Artisan, including: the impact of general economic conditions in regions in which either such company currently does business, industry conditions, including competition, fluctuations in exchange rates and currency values, capital expenditure requirements, legislative or regulatory requirements, changes in the tax laws, interest rates and access to capital markets, the possibility that the transaction will not close, that the closing may be delayed or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; the reaction of customers of ARM and Artisan to the transaction and economic and political conditions in the U.K., U.S. and elsewhere. The actual results or performance by ARM or Artisan could differ materially from those expressed in, or implied by, these forward-looking statements. Accordingly, no assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on the results of operations or financial condition of ARM or Artisan. ARM and Artisan are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events or otherwise. More information about potential factors that could affect ARM’s business and financial results is included in ARM’s Annual Report on Form 20-F for the fiscal year ended December 31, 2003 including (without limitation) under the captions, “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are on file with the Securities and Exchange Commission (the “SEC”) and available at the SEC’s website at www.sec.gov. For more information and additional risk factors regarding Artisan, see the information under the captions “Factors Affecting Future Operating Results” contained in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in the Annual Report on Form 10-K for the fiscal year ended September 30, 2003, the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2004 filed with the SEC.

History & Vision

Robin Saxby

ARM Snapshot

NASDAQ ARMHY, LSE ARM (Public April 1998)

Profitable and cash generative since 1993

The Global RISC Standard – Leading SIP Company

99% revenue outside UK

70% employees in UK

21 offices globally: (In the same time-zone & culture as our partners)

Establish Global Standard through Partnership with leaders

ARM Influence & Innovation at convergence of Hardware/Software/Design Methodology

Our Vision

ARM designs technology that lies at the heart of advanced digital products

ARM – The Architecture for the Digital World™

Driving Innovative Applications

Today Fragmented Solutions

Microcontrollers

Automotive

Security

Networking

Imaging

Storage

Wireless

Consumer

Convergence Becoming a Reality

Microcontrollers

Automotive

Consumer

The ARM Partnership / Community

leaders and visionaries enabling the digital world…

open standards, common vision, partner differentiation, supporting locally

ARM History / Time - line

Founded end 1990 – Investment, Apple, Acorn, VLSI Technology

12 Engineers + Robin Saxby

Evolving Strategy, Vision, Business Plan

1991- First Purchase Orders

1993—Profitable – cash generative

1994 – License demand from semiconductor companies increases

1998 (April)—IP0

2001/2/3—Evolution of exec team : Some re-shaping

2002 (Oct) Miss on quarter – Re-shape - Evolve Strategy

2003 – Ahead of expectation again – recovery in share price

2004 Aug – Announce Artisan acquisition

2004 Sep – Hart-Scott-Rodino – Antitrust approval

2004 Oct - Q3 results ahead of expectation + 30% growth in $ year on year

Late Dec 2004/Jan 2005 – expected completion of Artisan acquisition

ARM Limited SWOT 18.12.90

Strength

Technology Team

Low Power Low Cost Simple Small

Flexible Responsive Dynamic

Successful Enthusiastic

Extensive systems expertise

Weakness

Poor Start Point Resources

Market share Market Profile Revenue Marketing expertise

Limited Resources Lack of third party development tool support Characterisation/test Reliance on foundry manufacturing

Opportunities Markets

Portables Embedded Control Automotive Radiation Hard

Places and partnerships

Japan/Far East Europe OMI Silicon manufacturers Silicon Users Silicon

Distributors Apple Consultancy

Threats

Big Rivals Own No Patents

Small team relying on individuals Existing Commitments yielding low revenues Single customer at present No control over income

Source : Robin Saxby

10 Years of Change - Portable Gaming

Nintendo GameBoy (1989)

CPU: 8-bit Z-80 processor, 1.05 MHz Screen: 2.6” 160 x 140 LCD

Connectivity: 4 players by serial cable Price: introduction price - $169

>1000x performance for the same price

Nintendo DS (2004)

CPU: ARM9™ (66 MHz) and ARM7™ (33MHz) Screen: Two 3” 256 X 192 colour LCDs Connectivity: 16 players wirelessly and embedded WLAN

Price: exp. introduction price - $150

© Nintendo

Pace of Change is Accelerating

Consumer adoption rates - time to 1M units shipped

B&W TV

Color TV

Cable TV

VCR

PC

Cellular

DVD

0 5 10 15 20 Years

Present

1930’s

Market majority is accepting of technology

Electronic markets becoming more driven by fashion and style Absolute requirements

Shortest time-to-market

Flexibility to start, optimization over the product lifetime

Reasonable margin

Real innovation

Fundamental Changes in Technology

Number of Design Starts

12,000

10,000

8,000

6,000

4,000

2,000

0

ASIC ASSP

1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007

Source: Gartner

Drivers of standardization

Amortization of development cost over numerous designs

Development cost for design iterations and incremental changes

Programmability and software reuse

Software flexibility over hardware optimization

Tradition of Industry Accepted Technology


Over 3 Billion Cores Sold
Thumb®
technology
ARM7™ family
ARM9E™ family
ARM10™ family
ARM11™ family
Jazelle®
technology
TrustZone™
technology
OptimoDE™
data engines
Thumb-2
technology
Cortex-M3™
MPCore™
1998
2004

- Most widely distributed 32-bit architecture in the world
- Establishing the technology foundations for a range of future applications
- Cortex™-M3 poised to increment the success of ARM7TDMI®

DESIGNING FOR THE DIGITAL WORLD

ARM DEVELOPERS' CONFERENCE '04

Moore’s Law is Increasing Cost of Design

IC Design Costs

(feature dimensions vs. cost. in $ millions)

Millions) $ Cost ( Development 26 24 22 20 18 16 14 12 10 8 6 4 2 0

Prototype Validation Physical Verification Architecture

0.35 micron 0.25 micron 0.18 micorn 0.13 micron 90 nm

Source: International Business Strategies

Electronic System Level Design

Software World Hardware World

ESL Tools

ESW & S/W EDA & RTL

Compute Engines

Hardware path

System Architecture Product Integration and partitioning Software path

Time-to-Market & Making it Work (first time)

Today’s Challenges

Software

closed

non-differentiating

complexity

multiple

media formats

cpu codecs

network

wired slow

security

un-trusted

content

software-based

environment

inconsistent

complex

limited arpu

lack of content

economics

ARM - Enabling the Pieces To Connect

Complexity

Divergent roadmap

Programmable codecs

Economics

Broad content

Increased arpu

Unified billing

Security

Hardware foundation

Clean os integration

Environment

Simple

Seamless

Network

Broadband

Wireless

Interoperable

software

standards

Next 20 year Evolution – Medical Devices

Trusted

Computing Group RFID (Case/Pallet)

Tablet PC VoIP Smartphone

Molecular

Transistors Wi-Fi Hot Spots Protein-DNA Logic

?

Near Term - productivity improvements

Application evolution

Health monitoring Drug delivery Best information

Information security

Mid term – bio chips

Crossing the cost threshold Standard processing techniques

Long term - chips in bodies

Overcoming the interface issue

Ethical & psychological barriers

Safety and robustness

Current Status, Financials and Plans

Warren East

The Industry’s Leading Architecture

Adoption of ARM has increased efficiency and lowered costs

Highest volume, lowest cost markets have been first to benefit

More software engineers trained on ARM

More hardware engineers experienced in ARM core-based design

Largest choice of third party tools and operating systems

Increased portability and re-use of design investments

3000 2500 2000 1500 1000 500 0

Cumulative ARM units - millions

1998 1999 2000 2001 2002 2003 2004

(to date)

>1bn / year run rate

SoC through Partnership

MARKET

Wireless

Telecom / Networking

Imaging Security Consumer Automotive Industrial Storage

Oem

Market pull

Silicon partner

Eda partner

Segment marketing

Arm

Rtos partner

Apps partner

Design partner

Partnership to Create Great Products

APPS & OS PARTNERS

Software

Tools

Systems

Engines

Arm powered

TOOLS PARTNERS SILICON PARTNERS

New Cortex™ Family of Processors

Bringing the benefits of architectural innovation across the spectrum

Thumb®2 blended 16/32-bit instruction set for performance and low power

3 Cortex series

Applications (A Series) Real-time (R Series) Microcontroller (M Series)

New NEON™ media extensions

ARM11™

ARM9™/ARM10™

ARM7™

Cortex M3

OptimoDE™

MPCore™

Cortex

Microcontroller Market Moving to 32 bit

Application requirements demanding higher performance Organizations demand multi-sourcing of components & tools Huge downward pressure on cost

4500

4000

3500

3000

2500

2000

$ (millions)

1500

1000 500 0

MCU Shipments

2002 2007

8-bit 16-bit 32-bit

Source: In-Stat/MDR MCU Demands In Applications 2002-2007 (Oct 03)

Implementing Signal Processing

- Configurable VLIW style architecture
  - Supports natural parallelism in algorithms → high perf. (> 3GOPS)*
  - Low clock rate and low power implementation (0.0215mW/MHz)*
  - Allows small core (from 9,500 gates)*
  - Efficient code density (patent pending, code compaction scheme)
  - Fully customizable data path incl addition of application specific units
  - C and C++ supported

OptimoDE™

ARM® Optimal Data Engine Technology

* *Taken from actual implementations*


SDRAM
SDRAM controller
ARM CPU
AMBA Bus Matrix
Data Engine sub-system (DESS)
AMBA Interface
Data Engine (DE)
Dedicated I/O
SDRAM
DMA Controller
I/O
Interrupt Controller
SoC

DESIGNING FOR THE DIGITAL WORLD

ARM DEVELOPERS' CONFERENCE '04

Delivering Low Power

IEM OS Software

IEM-Enabled Processors

Artisan components ®

Power savings are achieved through processor architecture, carefully matched physical IP and optimization software

Low Power Libraries

Analog IP Components

Extended Range Memories

Power Supply Technology

arm

Providing World Class Development Tools

Engineering productivity is now a key issue

Software content is rising rapidly mapped to complex hardware

ARM is the number one vendor of ARM tools

ARM is dedicated to enabling

Leading-edge system-on-chip (SoC) development

SoC-based product development

Application software development

System Level Virtual Prototyping

MaxCore®, MaxSim™, and MaxLib®

Developer Suite

Debug hardware

Hardware platforms

Adding System Software


Software
TrustZone Software
SecurJC
IEM (Energy Management)
Swerve 3D Graphics Engine
JTEK (support for Java Hardware Assist)
VTK (optimizations for Java)
Hardware
TrustZone
Intelligent Energy Controller (IEC)
MBX
Jazelle (option)
ARMv4
ARMv5TE
ARMv5TEJ
ARMv6
ARMv7
ARM Architectures

DESIGNING FOR THE DIGITAL WORLD
ARM DEVELOPERS' CONFERENCE '04

13 Years Financials

Sales

£’000

160000 140000 120000 100000 80000 60000 40000 20000 0

‘91 ‘94 ‘97 ‘00 ‘03 04 Street

£’000

60000 50000 40000 30000 20000 10000 0

R & D

04 Street

Profit

£’000

60000 50000 40000 30000 20000 10000 0 -10000

‘91 ‘93 ‘95 ‘97 ‘99 ‘01 ‘03 04 Street

900 800 700 600 500 400 300 200 100 0

Headcount

04 Street

Royalties

	Q4 03	Q1 04	Q2 04	Q3 04
Roy.Revs, £m	12.8	13.4	13.9	16.0
% of Revs	38%	38%	38%	40%
Units (million)	236	278	286	341
No.shipping	60	63	59	59
Roy.Revs, $m	21.6	24.1	24.9	28.6


Units (m)
350
325
300
275
250
225
200
175
150
125
100
75
50
25
0
Q299
Q499
Q200
Q400
Q201
Q401
Q202
Q402
Q203
Q403
Q204

DESIGNING FOR THE DIGITAL WORLD
ARM DEVELOPERS' CONFERENCE '04

Revenue Split

Q3 2004

Q2 2004

Royalties

Dev Sys

Support Consulting 1%

Licensing

37%

40%

14%

8%

Royalties

Dev Sys

Support

Consulting 2%

Licensing

39%

38%

13%

8%

Geographic Spread

Revenues Q304

47% USA (56% Q204)

34% Asia (32%)

19% Europe (12%)

Bookings Q304

45% USA (49% Q204) 34% Asia (40%) 21% Europe (11%)

100

(%)

80 60 40 20 0

Q400 Q201 Q401 Q202 Q402 Q203 Q403 Q204

East Asia

Europe

USA

Licensing Analysis

Licensing Models

Core and Non-CPU Licensing

(%)

Arch.

Subscription

Implementation

Term

Single Use Design Foundry Program

Academic / Research

ARM Partner / Product Proliferation

ARM7

ARM11

ARM9

Arch/subs

ARM10

Other

Core Licensing – Q3 2004

Q304: 12 licenses

3 new partners

3 x per use ARM7TDMI®

8 existing partners

4 derivatives

2 x ARM9 family 2 x ARM11 family

5 upgrades

1 x ARM7 family 1 x ARM9 family 3 x ARM11 family

136 partners

ARM1176JZ(F)-S

ARM1156T2-S

ARM1136JF-S

ARMv6

3

1

1

ARM926EJ-S

ARMv5TEJ

2

ARM968E-S

ARMv5TE

1

ARM7TDMI

4

ARMv4T

Core Licensing – Cumulative


ARMv7
Tiger
2
ARMv6
ARM11XX
22
ARMv5TEJ
ARM1026EJ-S
14
ARM10XX
ARMv5TE
ARM926EJ-S
Xscale
1
ARM7EJ-S
ARM9E-S
150
6
ARMv4T
SecurCore
116
ARM9T
ARMv4
ARM7T
StrongARM
1
ARM7

DESIGNING FOR THE DIGITAL WORLD
ARM DEVELOPERS' CONFERENCE '04

Development Systems

Sales in Q304

28% (27%) USA 35% (48%) Asia 37% (26%) Europe

14% of total revenues 44% revenues through distribution

(£’000)

8,000 6,000 4,000 2,000 0

Q399 Q300 Q301 Q302 Q303 Q304

Boards

Toolkits

Leading The Field

- Need fastest MCU interrupt response?
  - ➡ ***Cortex M3 MCU processor***
- Need 0.0215 mW/MHz in only 26,200 gates?
  - ➡ ***OptimoDE Data Engine***
- Need 1GByte/s of bandwidth to 32-bit DDR SDRAM?
  - ➡ ***PrimeCell PL340 AXI SDRAM Controller***
- Need 10 Million cycles per second simulation?
  - ➡ ***ARM MaxSim™ modelling technology***
- Need 60% processor power reduction?
  - ➡ ***Intelligent Energy Manager (IEM) software***
- Need 26% better code density and 25% more performance?
  - ➡ ***Thumb-2 compiler***

DESIGNING FOR THE DIGITAL WORLD

ARM DEVELOPERS' CONFERENCE '04

Conclusions

Product convergence and consumerization define technology landscape Consumers expect improving functionality and performance at no extra cost

Speed / power consumption / cost / security issues Major design verification challenges

Re-use and standards key for success

Bring together hardware and software standards / scalability Economics dictating a shift of philosophy

Must innovate to stimulate customer demand

Companies who excel at partnership – share cost and risk; create standards; focus on core competence – will succeed Need high volume / usage to re-coup investment